                                                                                                                Exhibit 99.1


                                                         TODCO
                                               Monthly Rig Status Report
                                                         as of
                                                     April 1, 2005

                                                                         Contract (2)    Est. Duration(2)
                                                                      -----------------------------------
                                                                                 Dayrate
   Rig Name        Rig Type           Status (1)          Customer       Type    ($000s)  Days   Date      Comments
   --------        --------           ----------          --------       ----    -------  ----   ----      --------
 US Inland Barges
-------------------------------------------------------------------------------------------------------------------------------
 1  Rig 01   Conv - 2000 hp       Cold Stacked  05/03
   ----------------------------------------------------------------------------------------------------------------------------
 2  Rig 07   Posted - 2000 hp     Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
 3  Rig 09   Posted - 2000 hp     Operating           Boss Exploration term       Low $20s   43 05/14/05
   ----------------------------------------------------------------------------------------------------------------------------
 4  Rig 10   Posted - 2000 hp     Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
 5  Rig 11   Conv - 3000 hp, TDr  Operating           Badger Oil       one well   Mid $20s   14 04/15/05
                                                       Corporation
                                                      Drilling         one well   Mid $20s   30 05/15/05
                                                       Partners
   ----------------------------------------------------------------------------------------------------------------------------
 6  Rig 15   Conv - 2000 hp       Operating           Swift Energy     term       Low $20s   22 04/23/05
                                                       Company
   ----------------------------------------------------------------------------------------------------------------------------
 7  Rig 17   Posted - 3000 hp, TD Operating           ExxonMobil       one well   Mid $30s   90 06/30/05
   ----------------------------------------------------------------------------------------------------------------------------
 8  Rig 19   Conv - 1000 hp       Operating           Swift Energy     term      High $10s   27 04/28/05
                                                       Company
   ----------------------------------------------------------------------------------------------------------------------------
 9  Rig 20   Conv - 1000 hp       Cold Stacked  09/03
   ----------------------------------------------------------------------------------------------------------------------------
10  Rig 21   Conv - 1500 hp       Cold Stacked  07/99
   ----------------------------------------------------------------------------------------------------------------------------
11  Rig 23   Conv - 1000 hp       Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
12  Rig 27   Posted - 3000 hp, TD Operating           McMoran          one well   Low $30s   72 06/12/05
                                                       Exploration
   ----------------------------------------------------------------------------------------------------------------------------
13  Rig 28   Conv - 3000 hp       Cold Stacked  05/03
   ----------------------------------------------------------------------------------------------------------------------------
14  Rig 29   Conv - 3000 hp, TD   Operating           Apache Corp      one well   Mid $20s   29 04/30/05
   ----------------------------------------------------------------------------------------------------------------------------
15  Rig 30   Conv - 3000 hp       Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
16  Rig 31   Conv - 3000 hp       Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
17  Rig 32   Conv - 3000 hp       Cold Stacked  12/03
   ----------------------------------------------------------------------------------------------------------------------------
18  Rig 41   Posted - 3000 hp, TD Operating           PPI Technology   one well   Mid $20s   19 04/20/05
                                                       Services, L.P.
   ----------------------------------------------------------------------------------------------------------------------------
19  Rig 46   Posted - 3000 hp, TD Operating           Helis Oil & Gas  one well   Mid $20s   39 05/10/05
                                                       Company
   ----------------------------------------------------------------------------------------------------------------------------
20  Rig 47   Posted - 3000 hp     Cold Stacked  02/98
   ----------------------------------------------------------------------------------------------------------------------------
21  Rig 48   Posted - 3000 hp, TD Operating           Petro-Hunt       one well  High $20s   83 06/23/05
                                                       L.L.C.
   ----------------------------------------------------------------------------------------------------------------------------
22  Rig 49   Posted - 3000 hp     Cold Stacked  05/03
   ----------------------------------------------------------------------------------------------------------------------------
23  Rig 52   Posted - 2000 hp, TD Operating           Reef             one well  High $20s   17 04/18/05
                                                       Exploration,
                                                       Inc.
   ----------------------------------------------------------------------------------------------------------------------------
24  Rig 55   Posted - 3000 hp, TD Operating           Energy Partners  one well   Mid $20s   44 05/15/05
                                                       Limited
   ----------------------------------------------------------------------------------------------------------------------------
25  Rig 57   Posted - 2000 hp     Operating           Manti Operating  three      Low $20s   22 04/23/05
                                                       Company          wells
   ----------------------------------------------------------------------------------------------------------------------------
26  Rig 61   Posted - 3000 hp     Cold Stacked  02/98
   ----------------------------------------------------------------------------------------------------------------------------
27  Rig 62   Posted - 3000 hp     Cold Stacked  06/03
   ----------------------------------------------------------------------------------------------------------------------------
28  Rig 64   Posted - 3000 hp, TD Operating           BP               two       High $20s   80 06/20/05
                                                                        wells
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                   Average   45 days



                                                         TODCO
                                               Monthly Rig Status Report
                                                         as of
                                                     April 1, 2005

                                                                         Contract (2)    Est. Duration(2)
                                                                      -----------------------------------
                                                                                 Dayrate
   Rig Name        Rig Type           Status (1)          Customer       Type    ($000s)  Days   Date      Comments
   --------        --------           ----------          --------       ----    -------  ----   ----      --------
 US Gulf of Mexico
-------------------------------------------------------------------------------------------------------------------------------
 1  THE 75   Submersible, TD      Operating           Millennium       one well  High $30s    9 04/10/05
                                                       Offshore
                                                      ADTI             one well   Mid $40s   30 05/10/05
   ----------------------------------------------------------------------------------------------------------------------------
 2  THE 77   Submersible          Cold Stacked  01/99
   ----------------------------------------------------------------------------------------------------------------------------
 3  THE 78   Submersible          Cold Stacked  07/01
   ----------------------------------------------------------------------------------------------------------------------------
 4  THE 150  150' - ILC,  TD      Operating           Apache Corp      one well   Low $40s    1 04/02/05
                                                                      two wells   Mid $40s  124 08/04/05
   ----------------------------------------------------------------------------------------------------------------------------
 5  THE 152  150' - MC,  TD       Operating           Spinnaker       two wells   Mid $40s   31 05/02/05
                                                       Exploration
   ----------------------------------------------------------------------------------------------------------------------------
 6  THE 153            150' - MC  Cold Stacked  07/01
   ----------------------------------------------------------------------------------------------------------------------------
 7  THE 155  150' - ILC           Cold Stacked  07/01
   ----------------------------------------------------------------------------------------------------------------------------
 8  THE 156  150' - ILC,  TD      Operating           Marlin Energy   two wells   Mid $40s   33 05/04/05
                                                       Offshore, LLC
   ----------------------------------------------------------------------------------------------------------------------------
 9  THE 185  120' - ILC,  TD      Cold Stacked  09/99
   ----------------------------------------------------------------------------------------------------------------------------
10  THE 191  160' - MS            Cold Stacked  08/01
   ----------------------------------------------------------------------------------------------------------------------------
11  THE 200  200' - MC,  TD       Operating           El Paso         two wells   Mid $40s   57 05/28/05
                                                       Production Co.
   ----------------------------------------------------------------------------------------------------------------------------
12  THE 201  200' - MC,  TD       Operating           Manti Operating  one well   Mid $40s   14 04/15/05
                                                       Company
   ----------------------------------------------------------------------------------------------------------------------------
13  THE 202  200' - MC,  TD       Operating           ADTI             one well   Low $40s   21 04/22/05
   ----------------------------------------------------------------------------------------------------------------------------
14  THE 203  200' - MC,  TD       Operating           Gryphon          one well   Mid $40s   11 04/12/05
                                                       Exploration Co.
                                  Shipyard                                                      05/12/05  Scheduled Maintenance
   ----------------------------------------------------------------------------------------------------------------------------
15  THE 204  200' - MC,  TD       Operating           ADTI             one well  High $40s   17 04/18/05
   ----------------------------------------------------------------------------------------------------------------------------
16  THE 207  200' - MC,  TD       Operating           ATP O&G          one well   Mid $40s    6 04/07/05
                                                      Gryphon          one well   Mid $40s   30 05/07/05
                                                       Exploration Co.
   ----------------------------------------------------------------------------------------------------------------------------
17  THE 250  250' - MS,  TDr      Operating           ADTI             one well   Mid $40s    4 04/05/05
                                                      Arena Offshore   term       Mid $40s   27 05/02/05
                                                       LLC
   ----------------------------------------------------------------------------------------------------------------------------
18  THE 251  250' - MS,  TD       Operating           Explore          one well   Mid $40s    6 04/07/05
                                                       Enterprises
   ----------------------------------------------------------------------------------------------------------------------------
19  THE 252  250' - MS            Cold Stacked  11/01
   ----------------------------------------------------------------------------------------------------------------------------
20  THE 253  250' - MS, TDr       Operating           Tana Exploration one well   Mid $40s   15 04/16/05
                                                       Company
   ----------------------------------------------------------------------------------------------------------------------------
21  THE 254  250' - MS            Cold Stacked  07/01
   ----------------------------------------------------------------------------------------------------------------------------
22  THE 255  250' - MS            Cold Stacked  07/01
   ----------------------------------------------------------------------------------------------------------------------------
23  THE 256  250' - MS            Cold Stacked  03/99
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                   Average   34 days



                                                         TODCO
                                               Monthly Rig Status Report
                                                         as of
                                                     April 1, 2005

                                                                         Contract (2)    Est. Duration(2)
                                                                      -----------------------------------
                                                                                 Dayrate
   Rig Name        Rig Type           Status (1)          Customer       Type    ($000s)  Days   Date      Comments
   --------        --------           ----------          --------       ----    -------  ----   ----      --------
 Mexico
-------------------------------------------------------------------------------------------------------------------------------
 1  THE 205  200' - MC,  TD       Operating           PEMEX            term      High $30s  586 11/08/06
   ----------------------------------------------------------------------------------------------------------------------------
 2  THE 206  200' - MC,  TD       Operating           PEMEX            term       Low $40s  199 10/17/05
   ----------------------------------------------------------------------------------------------------------------------------
 3  Platform Platform,  TD        Operating           PEMEX            term      High $20s1,185 06/29/08
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                   Average  657 days
 Trinidad
-------------------------------------------------------------------------------------------------------------------------------
 1  THE 110  100' - MC,  TD       Operating           Trinmar          term       Mid $20s  382 04/18/06
   ----------------------------------------------------------------------------------------------------------------------------
 2  THE 208 200' - MC             Cold Stacked  03/02
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                   Average  382 days
 Venezuela
------------------------------------------------------------------------------------------------------------------------------
 1  Rig #26  750 hp               Stacked
   ----------------------------------------------------------------------------------------------------------------------------
 2  Rig #27  900 hp               Stacked
   ----------------------------------------------------------------------------------------------------------------------------
 3  Cliffs   2000 hp              Stacked
     #36
   ----------------------------------------------------------------------------------------------------------------------------
 4  Cliffs   2000 hp              Stacked
     #37
   ----------------------------------------------------------------------------------------------------------------------------
 5  Cliffs   2000 hp, TDr         Operating           PDVSA            term       Low $20s  204 10/22/05
     #40
   ----------------------------------------------------------------------------------------------------------------------------
 6  Cliffs   2000 hp, TDr         Operating           PDVSA            term       Low $20s  183 10/01/05
     #42
   ----------------------------------------------------------------------------------------------------------------------------
 7  Cliffs   2000 hp              Stacked
     #43
   ----------------------------------------------------------------------------------------------------------------------------
 8  Cliffs   3000 hp, TD          Operating           PDVSA            term       Low $20s   68 06/08/05
     #54
   ----------------------------------------------------------------------------------------------------------------------------
 9  Cliffs   3000 hp, TD          Operating           PDVSA            term       Low $20s  122 08/01/05
     #55
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                   Average  144 days

(1)  Rigs described as "operating"  are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed,  normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)  Contract  dayrates  shown in the table above are  contract  operating  dayrates.  These rates do not include lump sum amounts reimbursable  from the  client for  mobilization  costs or bonuses  that are  considered  revenue  under  generally  accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

     Forward-looking Statement:

     The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of
     1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking  statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early  termination by the customer  pursuant to the contract or otherwise,  cancellation  or completion of certain contracts or projects earlier than expected,  operating  hazards and other factors described in TODCO's Annual Report on Form
     10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.  TODCO cautions you that forward-looking  statements are not guarantees of future performance  and that  actual  results  or  developments  may differ  materially  from  those  projected  or implied in these statements.

